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Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-14838 (REG)
Chapter 11

CENTURY-ML CABLE VENTURE
(Name of Debtor)

Monthly Operating Report for the period ended September 30, 2005*

Debtor's Address:
Urb. Industrial Tres Monjitas
1 Calle Manuel Camunas
San Juan, PR 00918-1485

Morgan, Lewis & Bockius LLP
(Debtor Attorney)

        Monthly Operating Income: $334
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.*

Date: October 25, 2005

/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer Century Communications Corp. (Managing Partner)

Indicate if this is an amended statement by checking here

        AMENDED STATEMENT

*
All amounts herein are unaudited and subject to revision. The Debtor reserves all rights to revise this report.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED BALANCE SHEET
(Dollars in thousands)

September 30, 2005
ASSETS:
Current Assets:
Cash and cash equivalents	$20,317
Subscriber receivables, net	262
Investment in Century-ML Cable Corporation	123,081
Related party receivables	3,811
Other current assets	1,172

Total current assets	148,643

Noncurrent assets:
Property and equipment, net	4,853
Intangible assets, net	1,508

Total assets	$155,004

LIABILITIES AND PARTNERS' EQUITY:
Current Liabilities:
Accounts Payable	$203
Subscriber advance payments and deposits	93
Accrued expenses and other liabilities	3,527
Intercompany payables	5,186

Total current liabilities	9,009

Noncurrent liabilities:
Deferred revenue	136
Deferred income taxes	5

Total noncurrent liabilities	141

Liabilities subject to compromise:
Accrued expenses and other liabilities	384
Intercompany payables	11,423

Total liabilities subject to compromise	11,807

Total liabilities	20,957

Contingencies (Note 3)
Partners' equity:
Partners' contributions	56,800
Partners' retained earnings	77,247

Total partners' equity	134,047

Total liabilities and partners' equity	$155,004

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Month Ended September 30, 2005	Thirty-six Months Ended September 30, 2005
Revenue	$1,079	$35,730
Cost and expenses:
Direct operating and programming	549	17,830
Selling, general and administrative	100	813
Management fees	34	1,503
Non-recurring professional fees	—	3
Depreciation	62	3,493

Operating income	334	12,088
Other income:
Interest income, net	45	551
Equity in net income of Century-ML Cable Corporation, net of taxes	1,612	36,592

Total other income	1,657	37,143

Income before reorganization expenses due to bankruptcy	1,991	49,231
Reorganization expenses due to bankruptcy	(84)	(2,030)

Income before income taxes	1,907	47,201
Income tax expense	(73)	(4,031)

Net income	$1,834	$43,170

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Month Ended September 30, 2005	Thirty-six Months Ended September 30, 2005
Cash flows from operating activities:
Net income	$1,834	$43,170
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	62	3,493
Reorganization expenses due to bankruptcy	84	2,030
Deferred tax expense	—	(12)
Equity in net income of Century-ML Cable Corporation, net of taxes	(1,612)	(36,592)
Change in operating assets and liabilities	357	4,075

Net cash provided by operating activities before payment of reorganization expenses	725	16,164
Reorganization expenses paid during the period	(333)	(1,745)

Net cash provided by operating activities	392	14,419

Cash flows from investing activity:
Expenditures for property and equipment	(5)	(2,497)

Net cash used in investing activities	(5)	(2,497)
Change in cash and cash equivalents	387	11,922
Cash and cash equivalents, beginning of period	19,930	8,395

Cash and cash equivalents, end of period	$20,317	$20,317

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.     Background and Basis of Presentation

        Century-ML Cable Venture ("CMLCV" or the "Venture") is a joint venture between ML Media Partners, LP ("ML Media") and Century Communications Corporation ("Century"), a wholly owned, indirect subsidiary of Adelphia Communications Corporation ("Adelphia"). CMLCV owns, operates and manages cable television systems located in Puerto Rico. CMLCV's operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables.

Bankruptcy Proceedings

        On September 30, 2002, CMLCV filed a voluntary petition to reorganize under chapter 11 of Title 11 ("Chapter 11") of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). CMLCV is operating its business as a debtor-in-possession. For additional information, see Note 2.

        Century-ML Cable Corporation, a wholly owned subsidiary of CMLCV, has not filed a bankruptcy petition and has not been consolidated with the Venture in these unaudited financial statements. Century-ML Cable Corporation is presented as an equity investment in the unaudited financial statements as described in Note 4 below.

Sale of the Venture

        On June 3, 2005, Century and ML Media entered into an interest acquisition agreement (the "Agreement") to sell their interests in the Venture for $520,000,000 (subject to certain potential purchase price adjustments as defined in the Agreement) to San Juan Cable, LLC ("San Juan Cable"), a newly-formed Puerto Rico limited liability company comprised of a consortium of private equity buyers led by MidOcean Partners, LP and Crestview Capital Partners, LP. Consummation of the sale is subject to approval by the Bankruptcy Court, confirmation of a plan of reorganization of the Venture, the receipt of financing by the buyers and other customary conditions, many of which are outside the control of the Venture, Century, and ML Media. There can be no assurance whether or when such conditions will be satisfied.

        The Agreement contains certain termination rights for the Venture, Century, ML Media and San Juan Cable, in which the Venture, Century and ML Media may be required, under specified circumstances, to pay San Juan Cable a fee of approximately $15,600,000 if the Agreement is terminated. The sale of the Venture will not resolve the pending litigation between Adelphia, Century, Highland Holding ("Highland"), the Venture and ML Media. For additional information, see Note 3.

Basis of Presentation

        These unaudited financial statements have been prepared on a going concern basis, which assumes continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business, and do not purport to show, reflect or provide for the consequences of the Venture's Chapter 11 reorganization proceedings. The accompanying unaudited financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets and the amount and classification of liabilities that may result from the outcome of these uncertainties. In particular, these accompanying unaudited financial statements do not purport to show: (i) as to assets, the amount that may be realized upon their sale or their availability to satisfy liabilities; (ii) as to pre-petition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (iii) as to Venturers' equity accounts, the effect of any changes that may be made in the capitalization of the Venture; or (iv) as to operations, the effect of any changes that may be made in its business.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        The accompanying unaudited financial statements have been derived from the books and records of the Venture. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), and upon the application of such procedures, the Venture believes that the financial information will be subject to changes, and these changes could be material.

        The Venture is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited financial statements should be supplemented or otherwise amended. The Venture reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited financial statements. These accompanying unaudited financial statements should not be considered an admission of the Venture's income, expenditures or general financial condition, but rather a current compilation of the Venture's books and records. The Venture does not make, and/or specifically disclaims any representation or warranty as to the completeness or accuracy of the information set forth herein.

        The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

        All significant intercompany accounts have been presented gross for purposes of these unaudited financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 4 to these unaudited financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of the Venture's management, all disclosures considered necessary for an informative presentation have been included herein.

2.     Bankruptcy

General

        As discussed in Note 1 to the accompanying unaudited financial statements, the Venture has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since September 30, 2002. The Venture has been authorized by the Bankruptcy Court overseeing the proceeding to operate its business in the ordinary course. By order dated June 28, 2005, the Bankruptcy Court extended the exclusive period within which to file a plan of reorganization and solicit acceptances thereof as to all parties other than CMLCV, Century, and ML Media through September 28, 2005 and November 22, 2005, respectively.

        Adelphia and certain of its majority-owned subsidiaries (the "Adelphia Debtors") filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court on June 25, 2002, which are administered in a joint proceeding (including Century, which filed on June 10, 2002). CMLCV is subject to a separate bankruptcy proceeding and is not part of the jointly administered Adelphia cases.

        On February 25, 2004, the Adelphia Debtors filed their proposed joint plan of reorganization and related draft disclosure statement with the Bankruptcy Court. On February 4, 2005, the Adelphia Debtors filed their proposed First Amended Joint Plan of Reorganization and related First Amended Disclosure Statement with the Bankruptcy Court. On June 25, 2005, the Adelphia Debtors filed their proposed Second Amended Joint Plan of Reorganization and related Second Amended Disclosure Statement with the Bankruptcy Court. On September 28, 2005, the Adelphia Debtors filed their proposed Third Amended Joint Plan of Reorganization (the "Amended Plan") and related Third Amended Disclosure Statement with the Bankruptcy Court. While the Amended Plan proposes, among other things, the reorganization of the Adelphia Debtors and claims against them, it does not contain a proposal for the reorganization of CMLCV or claims against it.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        On August 9, 2005, the Venture filed its proposed plan of reorganization (as amended, modified or supplemented, the "Plan") and related Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. By order dated August 18, 2005, the Bankruptcy Court approved the Disclosure Statement. On September 7, 2005, the Bankruptcy Court confirmed the Plan. The Plan is designed to satisfy the conditions of the Agreement with San Juan Cable and provides that all allowed claims will either be paid in full or assumed by San Juan Cable under the terms set forth in the Agreement. Consummation of the Plan is subject to approval of the Bankruptcy Court and other conditions, including the concurrent sale of the interests in the Venture. There can be no assurance whether or when such conditions will be satisfied. The Plan, if consummated, would not resolve the pending litigation between Adelphia, Century, Highland, the Venture and ML Media. For additional information, see Note 3.

Presentation

        The unaudited financial statements of the Venture have been prepared using guidance prescribed by the American Institute of Certified Public Accountants' Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and GAAP. These unaudited financial statements are not intended to present fairly the financial position of the Venture as of September 30, 2005, or the results of its operations or its cash flows for the one and thirty-six month periods ended September 30, 2005, in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Century-ML Cable Corporation. Furthermore, the unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements. The accompanying unaudited financial statements of the Venture have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Venture is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Venture may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

        SOP 90-7 requires that (i) pre-petition liabilities that are subject to compromise be segregated in the Venture's balance sheet as liabilities subject to compromise and (ii) revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization and restructuring of the Venture be reported separately as reorganization expenses in the statement of operations. The Venture believes that cash flows from operations should allow the Venture to continue as a going concern. However, there can be no assurance of this. The Venture's ability to continue as a going concern is also dependent upon its ability to generate sufficient cash flow from operations to meet its obligations as they become due. In the event that the confirmed Plan becomes effective, San Juan Cable will be the owner of the Venture's operations and the principal asset of the Venture will be cash and certain causes of action. Until the Plan becomes effective, there can be no assurance that the Venture will emerge from these bankruptcy proceedings. Furthermore, the effect on the Venture's business from the terms and conditions of the Plan cannot be determined at this time and, therefore, also raises substantial doubt regarding the Venture's ability to continue as a going concern.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-petition liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved the Venture's motions to pay undisputed pre-petition obligations including, but not limited to, employee wages and other related benefits and trade claims.

        The Venture has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, pursuant to the Agreement and the Plan, the Venture may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any such executory contracts or unexpired lease is borne by the Venture. Any damages resulting from the rejection of executory contracts and

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise.

        The ultimate amount of the Venture's liabilities will be determined during the Venture's claims resolution process. The Bankruptcy Court established a bar date for filing proofs of claim against the Venture's estate of January 15, 2004. A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how its claim appears on the Venture's Schedule of Liabilities. However, under certain limited circumstances, claimants may file proofs of claims after the bar date. Approximately 30 claims asserting in the aggregate approximately $2.7 billion in claims, excluding any estimated amounts for unliquidated claims, were filed against the Venture's estate in the Chapter 11 case. The aggregate amount of claims filed with the Bankruptcy Court far exceeds the Venture's estimate of ultimate liability. The Venture filed motions to expunge certain of the claims, seeking to eliminate in excess of $2.3 billion in claims. By order dated September 7, 2005, the Bankruptcy Court approved a motion to expunge $2.3 billion of claims. In addition, a hearing on a motion to expunge another claim in the liquidated amount of $10,000,000 is scheduled for November 16, 2005. Differences between liability amounts estimated by the Venture and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claims. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves the Plan as discussed above. Accordingly, the ultimate amount of the Venture's total liabilities is presently not determinable.

        On February 21, 2003, the Venture filed its Statement of Financial Affairs and Schedules of Assets and Liabilities, summarizing the Venture's current expectations as to the aggregate assets and liabilities of the Venture on a detailed basis.

        As of September 30, 2005, the Venture estimates that it has liabilities subject to compromise of $11,807,000. Subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain other claims, the values of any collateral securing such claims, and/or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise. Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. This amount does not include certain contingencies subject to pending litigation described in Note 3 below.

Non-Recurring Professional Fees and Reorganization Expenses

        Based on management's interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited statements of operations. These expenses include legal, restructuring and financial consultant fees for the Venture. Future adjustments may be made to reflect amounts allocable to the Venture in accordance with SOP 90-7.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

3.     Contingencies

ML Media Litigation

        Adelphia and ML Media have been involved in a longstanding dispute concerning the Venture's management, including management fees charged to the Venture and various other matters. As part of this dispute, in March 2000, ML Media brought suit against Century, Adelphia and Arahova Communications, Inc. ("Arahova"), a subsidiary of Adelphia and Century's immediate parent, in the Supreme Court of the State of New York, seeking, among other things (i) the dissolution of the Venture and the appointment of a receiver to sell the Venture's assets, (ii) if no receiver was appointed, an order authorizing ML Media to conduct an auction for the sale of the Venture's assets to an unrelated third party and enjoining Adelphia from interfering with or participating in that process, (iii) an order directing the defendants to comply with the Venture's joint venture agreement with respect to provisions relating to governance matters and the budget process and (iv) compensatory and punitive damages. In August 2002, the parties negotiated a consent order that imposed consultative and reporting requirements on Adelphia and Century as well as restrictions on Century's ability to make capital expenditures without ML Media's approval. Adelphia and Century were held in contempt of that order in early 2001.

        Thereafter, the parties negotiated a settlement suspending the litigation and, in December 2001, entered into a Leveraged Recapitalization Agreement (the "Recap Agreement"). Among other things, the Recap Agreement required the Venture to redeem ML Media's 50% interest in the Venture (the Redemption") on or before September 30, 2002 for a purchase price between $275,000,000 and $279,800,000 depending on the timing of such redemption, plus interest. Among other things, the Recap Agreement provided that (i) Highland would arrange debt financing for the Redemption, (ii) Highland, Adelphia and Century would jointly and severally guarantee debt service on and after the closing, and (iii) Highland and Century would own 60% and 40% interests, respectively, in the recapitalized Venture. If the Redemption did not occur, Adelphia agreed to purchase ML Media's 50% interest in the Venture under similar terms. The Recap Agreement also provided that, if the Redemption did not occur and if the Venture, Adelphia, Century or Highland defaulted on obligations under the Recap Agreement, Adelphia, Century and Highland would jointly and severally indemnify ML Media against losses resulting from such a default. Also as part of the settlement, and as required by the Recap Agreement, Adelphia, Century and ML Media entered into a security and pledge agreement (the "Security and Pledge Agreement") which granted ML Media a security interest in Century's 50% interest in the Venture as security for the obligations of Adelphia under the Recap Agreement.

        By an order of the Bankruptcy Court dated September 17, 2003, Adelphia and Century rejected the Recap Agreement, effective as of such date. The Venture has neither assumed nor rejected the Recap Agreement. Unless the Recap Agreement is held to be invalid and unenforceable, the effect of Adelphia's and Century's rejection of the Recap Agreement is the same as a pre-petition breach of the Recap Agreement.

        The Venture, Adelphia, Century, Highland and ML Media are engaged in litigation regarding the enforceability of the Recap Agreement. In January 2003, the Bankruptcy Court held that, assuming that the Recap Agreement is enforceable, each of the Venture, Adelphia, Century and Highland are in breach of the Recap Agreement. Adelphia and Century each filed eleven counterclaims, and the Venture filed twelve counterclaims. On April 15, 2004, the Bankruptcy Court indicated that it would dismiss all counts of Adelphia's challenge to the enforceability of the Recap Agreement except for its allegation that ML Media aided and abetted a breach of fiduciary duty in connection with the execution of the Recap Agreement. The Bankruptcy Court also dismissed all of the Venture's counterclaims with the exception of its claim to avoid the Recap Agreement as a constructive fraudulent conveyance, which counterclaim will be transferred to Century upon the closing of the Agreement referred to above. Discovery in the litigation is proceeding.

        In conjunction with the execution of the Recap Agreement in December 2001, management fees were increased to 10% of adjusted revenue effective January 1, 2002. In addition, concurrent with the

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

execution of the Recap Agreement, Adelphia and ML Media entered into an agreement whereby in the event that the transactions contemplated by the Recap Agreement were not completed and the Recap Agreement was terminated, Adelphia agreed to contribute and deliver to the Venture any management fees paid to Century in excess of 5% of adjusted revenue. In May 2003, Adelphia and Century filed motions with the Bankruptcy Court to reject the Recap Agreement in connection with their bankruptcy proceedings. As a result of these motions, management fees were reduced to 5% of adjusted revenue effective June 1, 2003. The Venture has, among other things disputed the ability of Century to charge a 10% management fee to the Venture from January 2002 through May 2003. In the event that the Bankruptcy Court issues a judgment in favor of the Venture, the incremental management fees of $5,719,000 will not be paid and will be credited to income in the period the dispute is settled.

        ML Media has alleged that it is entitled to recover from the Venture, which has not rejected the Recap Agreement, $279,800,000 plus interest, attorney fees and other costs in exchange for its interest in the Venture. ML Media also seeks recovery of such amounts from Century under the Security and Pledge Agreement executed in connection with the Recap Agreement. As to Adelphia, Century and the Venture, ML Media alleges that it is entitled to be made whole for the amounts that it would have received had the Recap Agreement been performed in accordance with its terms, which may entail recovery of either $279,800,000 plus interest, attorney fees and other costs in exchange for its interest in the Venture, or up to the difference between $279,800,000 and the fair market value of its interest in the Venture, plus interest, attorney fees, other costs and damages in connection with the revival of the state court claims described above. The Venture, Adelphia and Century have disputed ML Media's claims and allegations.

        On June 3, 2005, Century and ML Media entered into the Agreement to sell their interests in the Venture for $520,000,000 (subject to certain potential adjustments as defined in the Agreement) to San Juan Cable. Consummation of the sale is subject to approval by the Bankruptcy Court, confirmation of a plan of reorganization of the Venture, the receipt of financing by the buyers and other customary conditions, many of which are outside the control of the Venture, Century and ML Media. There can be no assurance whether or when such conditions will be satisfied.

        The sale of the Venture will not resolve the pending litigation between Adelphia, Century, Highland, the Venture and ML Media. The Venture cannot predict the outcome of these legal proceedings or estimate the possible effects on its financial condition or results of operations.

Highland Proof of Claim

        Highland has filed a timely proof of claim against the Venture seeking unliquidated damages arising from alleged indemnity and contribution rights relating to a claimed breach of the Recap Agreement and liquidated claims arising out of the removal of $10,000,000 allegedly contributed by Highland to a certain escrow account established under the Recap Agreement. On August 29, 2005, the Venture filed an objection and a motion to expunge the Highland proof of claim with the Bankruptcy Court and a hearing has been scheduled for November 16, 2005 to consider such motion. The Venture cannot predict the outcome of these legal proceedings or estimate the possible effects on its financial condition or results of operations.

U.S. Bank Proof of Claim

        U.S. Bank, National Association ("U.S. Bank"), as indenture trustee of notes issued by Arahova Communications, Inc. and FrontierVision Operating Partners, L.P. and FrontierVision Capital Corporation, debtors in the Adelphia Chapter 11 cases, has filed a claim in the amount of approximately $2.3 billion alleging that as a result of fraudulent conduct by prior management of Adelphia, as well as other improprieties, the Venture is liable for the noteholders' claims under various legal theories, including substantive consolidation, alter ego and fraudulent transfer. On August 25, 2005, the Venture filed an objection and a motion to expunge the U. S. Bank proof of claim with the Bankruptcy Court, and on September 7, 2005, such motion was approved by the Bankruptcy Court and the claim was expunged.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Other

        On October 8, 2004, the Venture filed various claims in the Adelphia Debtor's bankruptcy proceedings relating to, among other things, Adelphia's conduct as manager of the Venture, the amount of management fees due and/or paid to Century, alleged breaches of Adelphia's fiduciary duties to the Venture, and receivables alleged to be owing to the Venture by various Adelphia Debtors. The Venture cannot estimate at this time its recovery, if any, related to such claims.

        On October 10, 2004, the Venture filed a complaint against various members of the family of John J. Rigas and certain entities affiliated with the family of John J. Rigas, seeking damages based on various claims arising in connection with their conduct while managing the Adelphia Debtors and the Venture. These claims include breach of fiduciary duty, waste of corporate assets, unjust enrichment, and conversion of the Venture's property. The Venture cannot estimate at this time its recovery, if any, related to such claims.

        The Venture may be subject to legal proceedings and claims which arise in the ordinary course of business. The outcome of such proceedings and claims cannot be predicted with certainty. Accordingly, the Venture cannot determine the outcome of such proceedings and claims nor the potential impact on the financial condition or results of operations of the Venture.

4.     Other Financial Information

Cash and Cash Equivalents

        The Venture considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

Subscriber Receivables

        Subscriber receivables are comprised of monthly amounts due from the Venture's subscribers and are reported net of allowance for doubtful accounts of $40,000.

Investment in Century-ML Cable Corporation

        On a monthly basis, the Venture records its 100% share of equity in income for Century-ML Cable Corporation.

Accounts Payable and Accrued Expenses

        To the best of the Venture's knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers' compensation and disability insurance policies, required to be paid were fully paid as of September 30, 2005.

Intercompany and Related Party Receivables and Payables

        The accompanying unaudited financial statements include intercompany receivables and payables related to all of the Venture's and Adelphia's subsidiaries. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in the liabilities in the unaudited balance sheet. The intercompany payables have been segregated between pre- and post-bankruptcy petition and none of the intercompany balances have been collateralized.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        Related party receivables represent advances to certain related parties, including entities owned and/or controlled by the Rigas Family. No related party balances have been collateralized.

5.     Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 13 through 19 are for the period from September 1, 2005 through September 30, 2005 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The following schedules for sales and other taxes due and gross taxable sales are not applicable since the Commonwealth of Puerto Rico does not have these types of taxes. The accompanying Bankruptcy Court reporting schedules have been obtained from the books and records of the Venture and Adelphia, as applicable, and are unaudited.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES
Summary

	For the Month Ended September 30, 2005	Reference
Gross wages paid	$49,625.43	Schedule I
Employee payroll taxes withheld	8,378.82	Schedule I
Employer payroll taxes due	3,807.83	Schedule I
Payroll taxes paid*	11,274.33	Schedule II*
Sales and other taxes due**	N/A	Schedule III
Gross taxable sales**	N/A	Schedule III
Real estate and personal property taxes paid**	N/A	Schedule IV
Other taxes paid	88,860.83	Schedule V
Cash disbursements	373,097.22	Schedule VI
Insurance coverage	N/A	Schedule VII

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

**
See Note 5 in the accompanying unaudited financial statements for disclosure regarding these schedules.

  CENTURY-ML CABLE VENTURE
  (DEBTOR-IN-POSSESSION)
  BANKRUPTCY COURT REPORTING SCHEDULES

  Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended September 30, 2005

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
September 04, 2005	$11,545.41	$1,970.32	$886.55
September 11, 2005	11,772.84	2,007.35	903.33
September 18, 2005	13,977.22	2,318.28	1,071.98
September 25, 2005	12,329.96	2,082.57	945.97

Total	$49,625.43	$8,378.82	$3,807.83

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 1 of 1

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended September 30, 2005

Payee	Payroll Taxes Paid*	Payment Date
Internal Revenue Service	$1,758.06	September 12, 2005
Internal Revenue Service	1,766.50	September 13, 2005
Internal Revenue Service	1,801.26	September 23, 2005
Internal Revenue Service	2,138.56	September 26, 2005
Department of Treasury	3,809.95	September 07, 2005

Total	$11,274.33

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

  CENTURY-ML CABLE VENTURE
  (DEBTOR-IN-POSSESSION)
  BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 1 of 1

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2005

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

$

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 1

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2005

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Department of Treasury	Individual Corp W/H	$773.50	September 08, 2005
Department of Treasury	Excise Tax	1,211.85	September 08, 2005
Department of Treasury	Non-resident 29% tax W/H	86,875.48	September 14, 2005

		$88,860.83

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 1 of 1

Court Reporting Schedules for Cash Disbursements
for the Month Ended September 30, 2005

LEGAL ENTITY	Case Number	Disbursements
Century-ML Cable Venture		$373,097.22

CENTURY-ML CABLE VENTURE
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 1

Court Reporting Schedules for Insurance Coverage

Coverage	Company	Policy No.		Term
Commercial Property	Lexington, C N A, RSUI	7474763; 109864833; 341016		05/16/05-05/16/06
Commercial General Liability	Ace Insurance Company	41PR12693		05/16/05-05/16/06
Commercial Automobile	Mapfre-Praico (Puerto Rican American Ins. Co.)	50 BAP-7453771		05/16/05-05/16/06
Workers' Compensation	Corporacion del Fondo de Seguro del Estado	8316000571		07/01/05 to 07/01/06 Continuous (automatic renewal)
Fiduciary Dishonesty Bond	American International Insurance Company	163-1000102		01/26/05-01/26/06
Umbrella Liability Excess Liability	Ace Insurance Co. Zurich, XL, St. Paul	47PR3413 Various		05/16/05-05/16/06 05/16/05-05/16/06
Pollution Liability	Quanta Specialty Lines Insurance Company	2000265 (on-site coverage 2000266 (off-site coverage	) )	01/01/05-01/01/06 01/01/05-01/01/06
Chauffeur's Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Beneficios a Choferes	0160020530		Continuous
Life Insurance	Seguros de Vida Triple S	GLIF 10050852		06/01/04-06/01/05
Disability Insurance	National Life Insurance Co.	GR-139-7709		Continuous
Long Term Disability Insurance	Cigna	LK960766		08/01/05-07/31/06
Health Insurance	Triple S	Group 05085-002		06/01/05-05/01/06
Unemployment Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Seguridad de Empleo	2582960007		Continuous
Employment Practices Liability Insurance	Axis Reinsurance Co.	RBN505212		03/18/05-03/18/06

QuickLinks

CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED BALANCE SHEET (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF OPERATIONS (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF CASH FLOWS (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) NOTES TO UNAUDITED FINANCIAL STATEMENTS
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
Court Reporting schedules for Payroll and Payroll Taxes for the Month Ended September 30, 2005
Court Reporting schedules for Payroll Taxes Paid for the Month Ended September 30, 2005
Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2005
Court Reporting schedules for Sales and Other Taxes Paid for the Month Ended September 30, 2005
Court Reporting Schedules for Cash Disbursements for the Month Ended September 30, 2005
Court Reporting Schedules for Insurance Coverage